UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023 (May 30, 2023)

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 - Other Events

Item 8.01	Other Events.

On May 30, 2023, CVS Health Corporation, a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc, BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of the Company’s 5.000% Senior Notes due 2029 (the “2029 Notes”), $750,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2031 (the “2031 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 5.300% Senior Notes due 2033 (the “2033 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 5.875% Senior Notes due 2053 (the “2053 Notes”) and $750,000,000 aggregate principal amount of the Company’s 6.000% Senior Notes due 2063 (the “2063 Notes” and, together with the 2029 Notes, the 2031 Notes, the 2033 Notes and the 2053 Notes, the “Notes”). The Notes were offered pursuant to the Company’s Registration Statement on Form S-3ASR, File No. 333-272200, dated May 25, 2023 (the “Registration Statement”).

The closing of the sale of the Notes is expected to occur on June 2, 2023, subject to the satisfaction of customary closing conditions contained in the Underwriting Agreement. The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and the estimated offering expenses payable by the Company, are approximately $4,937,925,000. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement dated May 30, 2023, among CVS Health Corporation and Barclays Capital Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several Underwriters named in Schedule I thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: May 31, 2023	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer